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                                                                      EXHIBIT 16

September 22, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Trimedyne, Inc.'s Form 8-K dated September 15, 1998, and are in agreement with the statements contained in paragraphs 4(a) therein.


                                            /s/ PricewaterhouseCoopers LLP
                                                --------------------------------
                                                PRICEWATERHOUSECOOPERS LLP